Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Report on Form 10-Q of Summit Financial Services Group, Inc. (the “Company”), for the quarter ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven C. Jacobs, Executive Vice President and Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven C. Jacobs
Steven C. Jacobs
Executive Vice President and Chief Financial Officer
Dated: August 16, 2010